UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 8, 2007

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah

                 (State or Other Jurisdiction of Incorporation)

            000-18122                             87-0454148
            ---------                             ----------
    (Commission File Number)         (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033

           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A

                 (Former address, if changed since last report)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2007, the Board of Directors (the "Board") of ARC Wireless Solutions, Inc. (the "Company") approved the 2007 Stock Incentive Plan (the "2007 Plan"). The 2007 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units (awards of restricted stock, cash or a combination thereof), and dividend equivalent rights (collectively, the "Awards") to officers, employees, directors, and consultants of the Company. In connection with the approval of the 2007 Plan, the Board reserved 300,000 shares of the Company's common stock, $0.0005 par value per share, for issuance under the 2007 Plan. The 2007 Plan will terminate on August 2, 2017.

The 2007 Plan shall be administered by the Board or a committee of the Board and shall have the authority to determine the type or types of Awards granted under the 2007 Plan. The Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. The Board or the appointed committee of the Board shall determine (i) the number of shares of common stock, restricted stock, or restricted stock units to be subject to each Award; (ii) the time at which each Award is to be granted; (iii) the extent to which the transferability of shares of common stock issued or transferred pursuant to any Award is restricted; (iv) the fair market value of the common stock; (v) whether to accelerate the time of exercisability of any Award that has been granted; (vi) the period or periods and extent of exercisability of the options; and (vii) the manner in which an option becomes exercisable. In addition, the Board or appointed committee of the Board shall fix such other terms of each option, restricted stock award, and restricted stock units as it may deem necessary or desirable, and shall determine the form, terms, and provisions of each agreement to evidence each Award.

The 2007 Plan has been attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference. The Company intends to submit the 2007 Plan to its shareholders for approval at its next meeting of shareholders.

ITEM 9.01. Financial Statements and Exhibits


Exhibit Number    Exhibit Title
--------------    -------------

10.1              ARC Wireless Solutions, Inc 2007 Stock Incentive Plan

10.2              Form of Stock Option Agreement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARC WIRELESS SOLUTIONS, INC.


Date: August 8, 2007                   By: /s/ Monty R. Lamirato
                                          -------------------------
                                          Monty R. Lamirato
                                          Chief Financial Officer